EX-23.1

Armando Ibarra Jr., CPA

EXHIBIT 23.1

                       INDEPENDENT AUDITOR'S CONSENT

We consent to the incorporation by reference of our report dated
March 28, 2002, appearing in this Annual Report on Form 10-KSB of Viastar Holdings, Inc. for the years ended December 31, 2001 and 2000.

Armando Ibarra Jr.,





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